Northwestern Mutual Series Fund, Inc.
Supplement Dated May 1, 2025
to the Summary Prospectus dated May 1, 2025 of:
Active/Passive Moderate Portfolio
(the “Portfolio”)
Effective July 1, 2025 (the “Effective Date”), the name of the Portfolio will change from Asset Allocation Portfolio to Active/Passive Moderate Portfolio. Until the Effective Date, the Active/Passive Moderate Portfolio name is replaced with Asset Allocation Portfolio.
There are no changes to the Portfolio’s principal investment strategies, principal risks, or fees and expenses.
Please retain this Supplement for future reference.